Exhibit 21 - MERCK & CO., INC. SUBSIDIARIES
changes as of 12/31/2022
    The following is a list of subsidiaries of the Company, doing business under the name stated.

Name	Country or State of Incorporation
7728026 Canada Inc.	Canada
Abmaxis Inc.	Delaware
Acceleron Pharma Inc.	Delaware
Afferent Pharmaceuticals, Inc.	Delaware
Agrident GmbH	Germany
Agro Verhen B.V.	Netherlands
Aleis Pty Ltd	Australia
Allflex Argentina S.A.	Argentina
Allflex Australia Pty. Ltd.	Australia
Allflex dan-mark ApS	Denmark
Allflex Europe Holdings 1 B.V.	Netherlands
Allflex Europe Holdings 2 B.V.	Netherlands
Allflex Europe Holdings 3 B.V.	Netherlands

Allflex Europe S.A.S.	France
Allflex Group Germany GmbH	Germany
Allflex Holdings 1 Inc.	Delaware
Allflex Holdings 2 Inc.	Delaware
Allflex Holdings 3 Inc.	Delaware
Allflex India Private Limited	India
Allflex International do Brasil Ltda.	Brazil
Allflex Maroc S.A.R.L.	Morocco
Allflex New Zealand Limited	New Zealand
Allflex Polska Spolka z ograniczona odpowiedzialnoscia	Poland
Allflex SCR Vostok	Belarus
Allflex Services S.A.R.L.	France
Allflex UK Group Limited	United Kingdom
Allflex USA, LLC	Delaware
Antelliq Finance, Inc.	Delaware
Antelliq Holdings France S.A.S	France
Antimicrobial Stewardship LLC	Delaware

ArQule, Inc.	Delaware
Beijing Allflex Plastic Products Co. Ltd	China
Beijing Protection Science & Technology Co., Ltd.	China
Biomark LLC	Idaho
BRC Ltd.	Bermuda
Burgwedel Biotech GmbH	Germany
Calporta Therapeutics, Inc.	Delaware
Cambridge Resonant Technologies Ltd	United Kingdom
Canji, Inc.	Delaware
cCam Biotherapeutics Ltd.	Israel
Cherokee Pharmaceuticals LLC	Delaware
Chevillot S.A.S.	France
Controladora MSD Mexicana Sociedad de Responsabilidad Limitada de Capital Variable	Mexico
Cooper Veterinary Products (Proprietary) Limited	South Africa
Corporation Allflex, Inc.	Canada
Cosmas B.V.	Netherlands
Cubist Pharmaceuticals LLC	Delaware

Dialstat Trading 91 Pty Ltd T/A Allflex SA	South Africa
Digital Angel S.A.	Argentina
Diosynth France S.A.S.	France
Diosynth Holding B.V.	Netherlands
Diosynth Produtos Farmo-quimicos Ltda.	Brazil
Drovers ID Pty Ltd	Australia
DSD Holding ApS	Denmark
Elastec S.R.L	Argentina
Essex Pharmaceuticals, Inc.	Philippines
Essexfarm, S.A.	Ecuador
Farmacox - Companhia Farmaceutica, Lda	Portugal
Farmasix-Produtos Farmaceuticos, Lda	Portugal
Financiere MSD	France
Fontelabor-Produtos Farmaceuticos, Lda.	Portugal
Frosst Laboratories, Inc.	Delaware
Frosst Portuguesa - Produtos Farmaceuticos, Lda.	Portugal
Global Farm S.A.	Argentina

GlycoFi, Inc.	Delaware
Hangzhou MSD Pharmaceutical Co., Ltd.[1]	China
Harrisvaccines LLC	Iowa
Hawk and Falcon L.L.C.	Delaware
Healthcare Services and Solutions, LLC	Delaware
Heptafarma Companhia Farmaceutica, Lda	Portugal
Hydrochemie GmbH	Germany
Idenix GmbH	Switzerland
IdentiGEN Canada Ltd.	Canada
IdentiGEN Deutschland GmbH	Germany
IdentiGEN Limited	Ireland
IdentiGEN North America Inc.	Delaware
IdentiGEN Switzerland AG	Switzerland
Immune Design Corp.	Delaware
International Indemnity Ltd.	Bermuda
Intervet (Ireland) Limited	Ireland
Intervet (Israel) Ltd.	Israel

Intervet (M) Sdn. Bhd.	Malaysia
Intervet (Proprietary) Limited	South Africa
Intervet (Thailand) Ltd.	Thailand
Intervet AB	Sweden
Intervet Agencies B.V.	Netherlands
Intervet Animal Health Taiwan Limited	China
Intervet Argentina S.A.	Argentina
Intervet Australia Pty Limited	Australia
Intervet Canada Corp.	Canada
Intervet Central America S. de R.L.	Panama
Intervet Deutschland GmbH	Germany
Intervet Ecuador S.A.	Ecuador
Intervet Egypt for Animal Health SAE	Egypt
Intervet GesmbH	Austria
Intervet Hellas A.E.	Greece
Intervet Holding B.V.	Netherlands
Intervet Holdings France SAS	France

Intervet Hungaria Értékesítő Kft	Hungary
Intervet Inc.	Delaware
Intervet India Pvt Limited	India
Intervet International B.V.	Netherlands
Intervet International GmbH	Germany
Intervet International Sarl	France
Intervet LLC	Russian Federation
Intervet Maroc S.A.	Morocco
Intervet Mexico S.A. de C.V.	Mexico
Intervet Middle East Limited	Cyprus
Intervet Nederland B.V.	Netherlands
Intervet Philippines, Inc.	Philippines
Intervet Productions S.A.	France
Intervet Productions S.r.l.	Italy
Intervet Romania SRL	Romania
Intervet S.A.	Peru
Intervet SAS	France

Intervet Schering-Plough Animal Health Pty. Ltd.	Australia
Intervet South Africa (Proprietary) Limited	South Africa
Intervet Sp. z.o.o.	Poland
Intervet UK Production Limited	United Kingdom
Intervet Venezolana S.A.	Venezuela
Intervet Veterinaria Chile Ltda	Chile
Intervet Veteriner Ilaclari Pazarlama ve Ticaret Ltd. Sirketi	Turkey
Intervet, s.r.o.	Czech Republic
Interveterinaria SA de CV	Mexico
IOmet Pharma Limited	United Kingdom
Laboratoires Merck Sharp & Dohme	France
Laboratorios Abello, S.A.	Spain
Laboratorios Quimico-Farmaceuticos Chibret, Lda	Portugal
Lemifar S. A.	Uruguay
Matsuken Yakuhin Kogyo K.K.[1]	Japan
Maya Tibbi Ürünler Ticaret Limited Sirketi	Turkey
MCM Vaccine B.V.[1]	Netherlands

Merck and Company LLC	Delaware
Merck Canada Inc.	Canada
Merck Capital Ventures, LLC[1]	Delaware
Merck Frosst Canada & Co.	Canada
Merck Frosst Company	Canada
Merck Global Health Innovation Fund, LLC	Delaware
Merck Global Health Innovation, Private Equity, LLC	Delaware
Merck HDAC Research, LLC	Delaware
Merck Holdings II Corp.	Delaware
Merck Holdings IV Corp.	Delaware
Merck Holdings LLC	Delaware
Merck International Holdings Corp.	Delaware
Merck Lumira Biosciences Fund L.P.[1]	Canada
Merck Registry Holdings, Inc.	New Jersey
Merck Research Investments LLC	Delaware
Merck Research Laboratories Massachusetts, LLC	Delaware
Merck Sharp & Dohme (Argentina) LLC	Delaware

Merck Sharp & Dohme (Asia) Limited	Hong Kong
Merck Sharp & Dohme (Australia) Pty. Limited	Australia
Merck Sharp & Dohme (Chile) Ltda.	Chile
Merck Sharp & Dohme (China) Limited	Hong Kong
Merck Sharp & Dohme (Enterprises) B.V.	Netherlands
Merck Sharp & Dohme (Europe) Inc.	Delaware
Merck Sharp & Dohme (Holdings) Pty Ltd	Australia
Merck Sharp & Dohme (I.A.) LLC	Delaware
Merck Sharp & Dohme (International) Limited	Bermuda
Merck Sharp & Dohme (Israel - 1996) Company Ltd.	Israel
Merck Sharp & Dohme (Malaysia) SDN. BHD.	Malaysia
Merck Sharp & Dohme (New Zealand) Limited	New Zealand
Merck Sharp & Dohme (Sweden) A.B.	Sweden
Merck Sharp & Dohme (Switzerland) GmbH	Switzerland
Merck Sharp & Dohme (UK) Limited	United Kingdom
Merck Sharp & Dohme Animal Health, S.L.	Spain
Merck Sharp & Dohme Asia Pacific Services Pte. Ltd.	Singapore

Merck Sharp & Dohme B.V.	Netherlands
Merck Sharp & Dohme BH d.o.o.	Bosnia
Merck Sharp & Dohme Bulgaria EOOD	Bulgaria
Merck Sharp & Dohme Colombia S.A.S.	Colombia
Merck Sharp & Dohme Comercializadora, S. de R.L. de C.V.	Mexico
Merck Sharp & Dohme Cyprus Limited	Cyprus
Merck Sharp & Dohme d.o.o.	Croatia
Merck Sharp & Dohme d.o.o. Belgrade	Serbia
Merck Sharp & Dohme de Espana SAU	Spain
Merck Sharp & Dohme Farmaceutica Ltda.	Brazil
Merck Sharp & Dohme Finance Europe Limited	United Kingdom
Merck Sharp & Dohme Gesellschaft m.b.H.	Austria
Merck Sharp & Dohme Holdings Corp.	Delaware
Merck Sharp & Dohme IDEA GmbH	Switzerland
Merck Sharp & Dohme inovativna zdravila d.o.o.	Slovenia
Merck Sharp & Dohme International Services B.V.	Netherlands
Merck Sharp & Dohme Ireland (Human Health) Ltd	Ireland

Merck Sharp & Dohme Latvija	Latvia
Merck Sharp & Dohme Limitada	Bolivia
Merck Sharp & Dohme LLC	New Jersey
Merck Sharp & Dohme Manufacturing Unlimited Company	Ireland
Merck Sharp & Dohme OU	Estonia
Merck Sharp & Dohme Peru SRL	Peru
Merck Sharp & Dohme Pharmaceutical Industrial and Commercial Societe Anonyme	Greece
Merck Sharp & Dohme Research GmbH	Switzerland
Merck Sharp & Dohme Romania SRL	Romania
Merck Sharp & Dohme S.A.	Morocco
Merck Sharp & Dohme s.r.o.	Czech Republic
Merck Sharp & Dohme Salud Animal Colombia S.A.S.	Colombia
Merck Sharp & Dohme Saude Animal Ltda.	Brazil
Merck Sharp & Dohme Singapore Trading Pte. Ltd.	Singapore
Merck Sharp & Dohme Tunisie SARL	Tunisia
Merck Sharp & Dohme, Limitada	Portugal
Merck Sharp & Dohme, S. de R.L. de C.V.	Mexico

Merck Sharp & Dohme, s.r.o.	Slovakia
Merck Sharp Dohme Ilaclari Limited Sirketi	Turkey
Merck Teknika LLC	Delaware
Merko Acquisition S.A.	Belgium
Merko Dalton B.V.	Netherlands
Merko N.V.	Belgium
ML Holdings (Canada) Inc.	Canada
MRL San Francisco, LLC	Delaware
MRL Ventures Fund LLC	Delaware
MSD (I.A.) B.V.	Netherlands
MSD (L-SP) Unterstützungskasse GmbH	Germany
MSD (Ningbo) Animal Health Technology Co., Ltd.	China
MSD (Nippon Holdings) B.V.	Netherlands
MSD (Norge) AS	Norway
MSD (Proprietary) Limited	South Africa
MSD (Shanghai) Pharmaceuticals Consultancy Co., Ltd.	China
MSD (Thailand) Ltd.	Thailand

MSD Agencies B.V.	Netherlands
MSD Animal Health UK Limited	United Kingdom
MSD Animal Health (Phils.), Inc	Philippines
MSD Animal Health (Shanghai) Trading Co., Ltd.	China
MSD Animal Health A/S	Denmark
MSD Animal Health B.V.	Belgium
MSD Animal Health Danube Biotech GmbH	Austria
MSD Animal Health FZ-LLC	United Arab Emirates
MSD Animal Health GmbH	Switzerland
MSD Animal Health Holdings BV	Netherlands
MSD Animal Health Innovation AS	Norway
MSD Animal Health Innovation GmbH	Germany
MSD Animal Health Innovation Pte. Ltd.	Singapore
MSD Animal Health Innovation SAS	France
MSD Animal Health K.K.	Japan
MSD Animal Health Korea Ltd.	Korea
MSD Animal Health Norge AS	Norway

MSD Animal Health Oy	Finland
MSD Animal Health Pension Trustee Limited	United Kingdom
MSD Animal Health S.r.l.	Italy
MSD Animal Health Vietnam Co. Limited	Vietnam
MSD Animal Health, Lda.	Portugal
MSD Argentina Holdings B.V.	Netherlands
MSD Argentina SRL	Argentina
MSD Asia Holdings Pte. Ltd.	Singapore
MSD Belgium BV – SRL	Belgium
MSD Biotech B.V.	Netherlands
MSD Brazil Investments B.V.	Netherlands
MSD Central America Services S. de R.L.	Panama
MSD China (Investments) B.V.	Netherlands
MSD China B.V.	Netherlands
MSD China Holding Co., Ltd.	China
MSD Cubist Holdings BV	Switzerland
MSD Cubist Holdings Unlimited Company	Ireland

MSD Czech Republic s.r.o.	Czech Republic
MSD Danmark ApS	Denmark
MSD Egypt LLC	Egypt
MSD EIC Unlimited Company	Ireland
MSD Eurofinance	Bermuda
MSD Europe Belgium BV	Belgium
MSD Farmaceutica C.A.	Venezuela
MSD FI BV	Netherlands
MSD Finance B.V.	Netherlands
MSD Finance Company	Bermuda
MSD Finland Oy	Finland
MSD France	France
MSD Global Holdings B.V.	Netherlands
MSD HH Vietnam Ltd	Vietnam
MSD Holdings 2 G.K.	Japan
MSD Human Health Holding B.V.	Netherlands
MSD Human Health Holding II B.V.	Netherlands

MSD IDEA Algerie SPA	Algeria
MSD IDEA Pharmaceuticals Nigeria Limited	Nigeria
MSD IDEA Tunisie SARL	Tunisia
MSD Innovation & Development GmbH	Switzerland
MSD International B.V.	Netherlands
MSD International Business GmbH	Switzerland
MSD International Finance B.V.	Netherlands
MSD International Finance LLC	Delaware
MSD International GmbH	Switzerland
MSD International Manufacturing GmbH	Switzerland
MSD Italia s.r.l.	Italy
MSD Japan Holdings B.V.	Netherlands
MSD Japan Holdings GK	Japan
MSD K.K.	Japan
MSD KSA GmbH	Switzerland
MSD Korea Co., Ltd.	Korea
MSD Laboratories India LLC	Delaware

MSD Latin America Services S. de R.L.	Panama
MSD Latin America Services S. de R.L. de C.V.	Mexico
MSD Limited	United Kingdom
MSD Luxembourg S.a.r.l.	Luxembourg
MSD Merck Sharp & Dohme AG	Switzerland
MSD NL 4 B.V.	Netherlands
MSD Panama International Services S. de R.L.	Panama
MSD Participations B.V.	Netherlands
MSD Pharma (Singapore) Pte. Ltd.	Singapore
MSD Pharma GmbH	Germany
MSD Pharma Hungary Korlatolt Felelossegu Tarsasag	Hungary
MSD Pharmaceuticals Investments 1 Unlimited Company	Ireland
MSD Pharmaceuticals Investments 3 Unlimited Company	Ireland
MSD Pharmaceuticals Ireland Unlimited Company	Ireland
MSD Pharmaceuticals LLC	Russian Federation
MSD Pharmaceuticals Private Limited	India
MSD Polska Dystrybucja Sp. z.o.o.	Poland

MSD Polska Sp.z.o.o.	Poland
MSD R&D (China) Co., Ltd.	China
MSD R&D Innovation Centre Limited	United Kingdom
MSD RDC Costa Rica Sociedad de Responsabilidad Limitada	Cost Rica
MSD Registry Holdings, Inc.	New Jersey
MSD Shared Business Services EMEA Limited	Ireland
MSD Sharp & Dohme Gesellschaft mit beschränkter Haftung	Germany
MSD Switzerland Investments 1 Unlimited Company	Ireland
MSD Switzerland Investments 4 Unlimited Company	Ireland
MSD Switzerland Investments 5 Unlimited Company	Ireland
MSD Ukraine Limited Liability Company	Ukraine
MSD Unterstutzungskasse GmbH	Germany
MSD Vaccines Limited	United Kingdom
MSD Vaccins	France
MSD Vaccins Holdings	France
MSD Venezuela Holding GmbH	Switzerland
MSD Verwaltungs GmbH	Germany

MSD Vietnam Company Limited	Vietnam
MSD Vietnam Holdings B.V.	Netherlands
MSDIG Holdings Unlimited Company	Ireland
MSDRG LLC	Delaware
MSP Singapore Company, LLC	Delaware
MSP Vaccine Company[1]	Pennsylvania
Multilan AG	Switzerland
Nanjing Organon Pharmaceutical Co., Ltd.	China
Nihon MSD G.K.	Japan
Nourifarma - Produtos Quimicos e Farmaceuticos, Sociedade Uniperssoal, Lda	Portugal
O.PI.VI S.R.L.	Italy
OBS Holdings B.V.	Netherlands
Oncoethix GmbH	Switzerland
OncoImmune, Inc.	Delaware
Organon China B.V.	Netherlands
Organon Egypt Ltd	Egypt
Organon Latin America S.A.	Uruguay

Organon Middle East S.A.L.	Lebanon
OS ID AS	Norway
OS ID Hellas M.I.K.E	Greece
P.T. Merck Sharp & Dohme Indonesia	Indonesia
Pandion Therapeutics, Inc.	Delaware
Pandion Operations, Inc.	Delaware
Peloton Therapeutics, Inc.	Delaware
Polnet ID Spolka z ograniczona odpowiedzialnoscia	Poland
PrognostiX-Poultry Limited	United Kingdom
Prondil Sociedad Anónima	Uruguay
PT Intervet Indonesia	Indonesia
PT Organon Indonesia	Indonesia
Putexin Investments Limited	New Zealand
Rigontec GmbH	Germany
Rosetta Inpharmatics LLC	Delaware
S.C. Allflex Romania S.R.L.	Romania
S.C.R. (Engineers) Limited	Israel

Schering-Plough, S.A.S.	France
Schering-Plough (Ireland) Unlimited Company	Ireland
Schering-Plough Animal Health Limited	New Zealand
Schering-Plough Canada Inc.	Canada
Schering-Plough Corporation	Philippines
Schering-Plough Corporation, U.S.A.	Delaware
Schering-Plough del Peru S.A.	Peru
Schering-Plough Holdings Limited	United Kingdom
Schering-Plough S.A.	Panama
Schering-Plough S.A.	Paraguay
Schering-Plough S.A.	Spain
Schering-Plough S.A.	Uruguay
SCR Allflex Management, Ltd	Israel
Sentipharm AG	Switzerland
Servicios Veternarios Servet, Sociedad Anónima	Costa Rica
Shanghai MSD Pharmaceutical Trading Co., Ltd.	China
Siren Merger Sub Inc.	Delaware

Sistemas de Identificacao Animal Ltda	Brazil
SmartCells, Inc.	Delaware
SOL Limited	Bermuda
Stallmastaren AB	Sweden
SureFlap (NZ) Limited	New Zealand
SureFlap Limited	United Kingdom
Tag ID Investments, Inc.	Delaware
Themis Bio Holdings LLC	Delaware
Themis Bio Holdings B.V.	Netherlands
Themis BioScience GmbH	Austria
Theriak B.V.	Netherlands
Tilos Therapeutics, Inc.	Delaware
UAB Merck Sharp & Dohme	Lithuania
Vaki Aquaculture Systems ehf.	Iceland
VelosBio Inc.	Delaware
VelosBio Canada Inc.	Canada
Vence Corp	Delaware

Vence Corp AU Pty Ltd	Australia
Venco Farmaceutica S.A.	Venezuela
Venco Holding GmbH	Switzerland
Vet Pharma Friesoythe GmbH	Germany
Veterinaria Premium, Sociedad Anonima	Guatemala
VetInvent, LLC	Delaware
Vetrex B.V.	Netherlands
Vetrex Egypt L.L.C.	Egypt
Vilsan Veteriner Ilaclari Ticaret ve Sanayi Anonim Sirketi	Turkey
Viralytics Limited	Australia
Vocaltag Limited	Israel
Vree Health Italia S.r.l.	Italy
Werthenstein Biopharma GmbH	Switzerland
Zoöpharm B.V.	Netherlands

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1 own less than 100%